UNDISCOVERED MANAGERS FUNDS

Undiscovered Managers Behavioral Value Fund

(All Shares Classes)

Supplement dated May 20, 2016

to the Prospectuses dated December 29, 2015, as supplemented

Effective as of the close of business on June 17, 2016, the limited offering provisions for the Undiscovered Managers Behavioral Value Fund will be revised. As of the Revised Closing Date, the current limited offering provisions in the section titled “How to Do Business with the Funds — Purchasing Fund Shares — What does it mean that the Behavioral Value Fund is publicly offered on a limited basis?” will be removed and replaced with the following disclosure:

Effective as of the close of business on June 17, 2016, (the “Revised Closing Date”) the Behavioral Value Fund will be offered on a limited basis and investors are not eligible to purchase shares of the Behavioral Value Fund, except as described below. In addition, both before and after the Revised Closing Date, the Behavioral Value Fund may from time to time, in its sole discretion based on the Behavioral Value Fund’s net asset levels and other factors, limit new purchases into the Behavioral Value Fund or otherwise modify the closure policy at any time on a case-by-case basis.

The following groups will be permitted to continue to purchase Behavioral Value Fund shares. Except as otherwise described below, shareholders of record are permitted to continue to purchase shares; if the shareholder of record is an omnibus account, beneficial owners in that account as of the applicable closing date are permitted to continue to purchase:

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Shareholders of the Behavioral Value Fund as of December 31, 2015 are able to continue to purchase additional shares in their existing Behavioral Value Fund accounts either through J.P. Morgan Funds Services or a Financial Intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in the Behavioral Value Fund;

•	Shareholders of the Behavioral Value Fund as of December 31, 2015 are able to add to their existing Behavioral Value Fund accounts through exchanges from other J.P. Morgan Funds;

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Approved fully discretionary fee-based advisory programs, where investment discretion (fund and investment allocations) solely reside with the firm’s home office and where the firm’s home office has full authority to make investment changes without approval from the shareholder, may continue to utilize the Behavioral Value Fund for new and existing program accounts. These programs must be accepted for continued investment by the Behavioral Value Fund and its distributor by the Revised Closing Date. Additionally, after the Revised Closing Date, new fully discretionary fee-based advisory programs may utilize the Behavioral Value Fund for program accounts only with the approval by the Behavioral Value Fund and its distributor;

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Other fee-based advisory programs (including Rep as Advisor and Portfolio Manager programs) may continue to utilize the Behavioral Value Fund for existing program accounts, but will not be able to open new program accounts after the Revised Closing Date;

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Group employer benefit plans, including 401(k), 403(b) and 457 plans and health savings account programs (and their successor plans), utilizing the Behavioral Value Fund on or before the Revised Closing Date can continue to invest in the Behavioral Value Fund. Additionally, after the Revised Closing Date, new group employer benefit plans may utilize the Behavioral Value Fund for their accounts only with the approval of the Behavioral Value Fund and its distributor; and

•	Current and future J.P. Morgan Funds which are permitted to invest in other J.P. Morgan Funds may purchase shares of the Behavioral Value Fund;

If all shares of the Fund in an existing shareholder’s account are voluntarily redeemed or involuntarily redeemed (due to instances when a shareholder does not meet aggregate account balance minimums or when participants in Systematic Investment Plans do not meet minimum investment requirements), then the shareholder’s account will be closed. Such former Fund shareholders will not be able to buy additional Fund shares or reopen their accounts in the Fund unless a former shareholder makes his or her repurchase within 90 days of the redemption. Repurchases during this 90 day period will not be subject to any applicable sales charges if such sales charges are normally waived for repurchases within 90 days of the redemption as described in the “Waiver of the Class A Sales Charge” or “Waiver Applicable Only to Class C Shares” sections below. These repurchase restrictions, however, do

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not apply to participants in groups listed above as eligible to continue to purchase even if the plan, program or fund would liquidate its entire position. If shares are purchased through a Financial Intermediary, contact your investment representative for their requirements and procedures.

If the Behavioral Value Fund receives a purchase order directly from an investor who is not eligible to purchase shares of the Fund, J.P. Morgan Funds Services will attempt to contact the investor to determine whether he or she would like to purchase shares of another J.P. Morgan Fund or would prefer that the investment be refunded. If J.P. Morgan Funds Services cannot contact the investor within 30 days, the entire investment will be refunded.

The Behavioral Value Fund reserves the right to change these policies at any time.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES FOR FUTURE REFERENCE